                                                                   Exhibit 10.35

CLIFFORD
CHANCE
PUNDER

                                                                  CONFORMED COPY

                              DATED 28 OCTOBER 2002

                      WESTERN WIRELESS INTERNATIONAL D.O.O.

                          IKB DEUTSCHE INDUSTRIEBANK AG

                         KREDITANSTALT FUR WIEDERAUFBAU

               RAIFFEISENLANDESBANK OBEROSTERREICH REG.GEN.M.B.H.

                     NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA

                   LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE

                             HYPO ALPE-ADRIA-BANK AG

                            HYPO ALPE-ADRIA-BANK D.D.

                                       and

                                     OTHERS

                               in the presence of

               WESTERN WIRELESS INTERNATIONAL CORPORATION WESTERN

                   WIRELESS INTERNATIONAL SLOVENIA CORPORATION

                                WESTERN WIRELESS
                      INTERNATIONAL SLOVENIA II CORPORATION

--------------------------------------------------------------------------------
                            FIRST AMENDMENT AGREEMENT
                                 RELATING TO THE
                     FACILITY AGREEMENT DATED 30 APRIL 2002
                    RELATING TO THE PROJECT FINANCING OF THE
                VEGA GSM TELECOMMUNICATIONS NETWORKS IN SLOVENIA
--------------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                      PAGE
1.       Definitions and Interpretation..................................     2

2.       Amendment of the Original Facility Agreement....................     2

3.       Representations.................................................     2

4.       Continuity and Further Assurance................................     3

5.       Fees, Costs and Expenses........................................     3

6.       Miscellaneous...................................................     3

Schedule 1 Conditions Precedent..........................................     5

Schedule 2 Amendments to Original Facility Agreement.....................     6

THIS AGREEMENT is dated 28 October 2002 and made between:

(1)   WESTERN WIRELESS INTERNATIONAL D.O.O., LJUBLJANA as borrower (the
      "BORROWER");

(2) IKB DEUTSCHE INDUSTRIEBANK AG AND KREDITANSTALT FUR WIEDERAUFBAU, as lead arrangers (the "LEAD ARRANGERS");

(3) RAIFFEISENLANDESBANK OBEROSTERREICH REG.GEN.M.B.H. and NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as senior co-arrangers (the "SENIOR CO-ARRANGERS");

(4) LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE and HYPO ALPE-ADRIA-BANK AG as co-arrangers (the "CO-ARRANGERS");

(5) IKB DEUTSCHE INDUSTRIEBANK AG, KREDITANSTALT FUR WIEDERAUFBAU, RAIFFEISENLANDESBANK OBEROSTERREICH REG.GEN.M.B.H. LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE and HYPO ALPE-ADRIA-BANK AG as original lenders with regard to the Euro Facility (the "ORIGINAL EURO FACILITY BANKS");

(6) IKB DEUTSCHE INDUSTRIEBANK AG, as facility agent with regard to the Euro Facility and the SIT Facility (the "OFF SHORE FACILITY AGENT");

(7) IKB DEUTSCHE INDUSTRIEBANK AG, as security agent with regard to the Off Shore Security (the "OFF SHORE SECURITY AGENT");

(8) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as an original lender and issuing bank with regard to the SIT Facility and HYPO ALPE-ADRIA-BANK D.D. as original lender with regard to the SIT Facility (the "ORIGINAL SIT FACILITY BANKS");

(9) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as local facility agent with regard to the SIT Facility (the "ON SHORE FACILITY AGENT"); and

(10) NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA as security agent with regard to the On Shore Security (the "ON SHORE SECURITY AGENT");

in the presence of

(11) WESTERN WIRELESS INTERNATIONAL CORPORATION, WESTERN WIRELESS INTERNATIONAL SLOVENIA CORPORATION, and WESTERN WIRELESS INTERNATIONAL SLOVENIA II CORPORATION (together the "SPONSORS").

WHEREAS

(A) On 30 April 2002 the Borrower and the Finance Parties have entered into a facility agreement for the financing of the construction and operation of a wireless communication network in Slovenia.

(B)   The Parties have agreed to make certain amendments to the Finance
      Documents.

IT IS AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement:

      "AGREEMENT" means this agreement including all of its Schedules.

      "AMENDED FACILITY AGREEMENT" means the Original Facility Agreement, as amended by this Agreement.

      "EFFECTIVE DATE" means the date on which the Off Shore Facility Agent confirms to the Finance Parties and the Borrower that it has received each of the documents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Off Shore Facility Agent.

      "ORIGINAL FACILITY AGREEMENT" means the Facility Agreement dated 30 April 2002 between the Borrower, the Off Shore Facility Agent, and others.

1.2   INCORPORATION OF DEFINED TERMS

      Terms defined in the Original Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3   CLAUSES

      In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.    AMENDMENT OF THE ORIGINAL FACILITY AGREEMENT

      With effect from the Effective Date the Original Facility Agreement shall be amended as set out in Schedule 2 (Amendments to the Original Facility Agreement).

3.    REPRESENTATIONS

3.1 The Borrower expressly repeats the Repeated Representations and makes the representation in Clause 20.1.11 (No misleading information) of the Facility Agreement as at the date of signing of this Agreement and upon the Effective Date as if the references therein to Initial Business Plan, Information Memorandum and Legal Due Diligence Report are to the 2002 Revised Business Plan.

4.    CONTINUITY AND FURTHER ASSURANCE

4.1   CONTINUING OBLIGATIONS

      The provisions of the Original Facility Agreement shall, save as amended hereby, continue in full force and effect.

4.2   FURTHER ASSURANCE

      The Borrower shall, at the request of the Off Shore Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.    FEES, COSTS AND EXPENSES

5.1   TRANSACTION EXPENSES

      The Borrower shall, from time to time on demand of the Off Shore Facility Agent, reimburse the Senior Creditors for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by it in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement any other Finance Document and the completion of the transactions herein contemplated.

5.2   PRESERVATION AND ENFORCEMENT OF RIGHTS

      The Borrower shall, from time to time on demand of the Off Shore Facility Agent, reimburse the Senior Creditors for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation, performance and/or enforcement or protection and/or attempted enforcement or protection of any of the rights of the Senior Creditors under this Agreement, any other document referred to in this Agreement and any other Finance Document.

5.3   STAMP TAXES

      The Borrower shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement any other Finance Document or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Off Shore Facility Agent, indemnify the Senior Creditors against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.    MISCELLANEOUS

6.1   INCORPORATION OF TERMS

      The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waiver), clause 38 (Governing Law), clause 39 (Arbitration) and clause 40 (Jurisdiction) of the Original Facility Agreement shall be incorporated into this

      Agreement as if set out in full herein and as if references therein to "this Agreement" or the Finance Documents are references to this Agreement.

6.2   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

6.3   FINANCE DOCUMENT

      This Agreement is intended to be a "Finance Document" within the meaning of the Facility Agreement.

                                   SCHEDULE 1
                              CONDITIONS PRECEDENT

1.    In relation to the Borrower:

      (a) a confirmation, given by an authorised signatory of the Borrower, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by the Borrower pursuant to the Original Facility Agreement;

      (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an authorised signatory of the Borrower, of a resolution of the board of directors of the Borrower approving the execution, delivery and performance of this Agreement and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and any documents to be delivered by the Borrower pursuant hereto; and

      (c) a certificate of an authorised signatory of the Borrower setting out the names and signatures of the persons authorised to sign, on behalf of the Borrower, this Agreement and any documents to be delivered by the Borrower pursuant hereto.

2. A copy, certified a true copy by or on behalf of the Borrower, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Finance Parties, necessary to render this Agreement legal, valid, binding and enforceable, to make this Agreement admissible in evidence in the Borrower's and any Finance Party's jurisdiction of incorporation and to enable the Borrower to perform its obligations hereunder.

3. A legal opinion of Selih, Selih, Janezic and Jarcovic, Ljubljana, the local legal advisers to the Off Shore Facility Agent, substantially in the form agreed with the Off Shore Facility Agent.

4. The fees set out in the Restructuring Fee Letter addressed by the Borrower to the Off Shore Facility Agent, dated on or about the date of this Agreement, have been paid to the Finance Parties.

                                   SCHEDULE 2
                    AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

1. The cover page of the Original Facility Agreement is amended by deleting the title in its entirety and replacing it with the following:

                               "FACILITY AGREEMENT

                         (AS AMENDED ON 28 OCTOBER 2002)
                    RELATING TO THE PROJECT FINANCING OF THE
                VEGA GSM TELECOMMUNICATIONS NETWORKS IN SLOVENIA"

2. The definition of "Business Plan" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

      "BUSINESS PLAN" means, prior to the delivery of the 2002 Revised Business Plan, the Initial Business Plan, thereafter but prior to the delivery of the first Updated Business Plan, the 2002 Revised Business Plan and thereafter the most recently delivered Updated Business Plan."

3. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Claims Assignment and Bills of Exchange Agreement" and before the definition of "Co-Arrangers":

      "CLOSED LAC" has the meaning set out in Schedule 19 (Additional Coverage Requirements)."

4. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Confidentiality Undertaking " and before the definition of "Contributed Capital":

      "CONTIGUOUS ROAD COVERAGE" has the meaning set out in Schedule 19 (Additional Coverage Requirements)."

5. Sub-clause (a) of the definition of "EBITDA" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such sub-clause in its entirety and replacing it with the following definition:

      "(a) net income excluding any unrealised but including any realised foreign exchange gains or losses;"

6. The definition of "Estimated Contract Value" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

      "ESTIMATED CONTRACT VALUE" means the estimated value of the equipment and services for all phases of the Project (comprising the Initial Configuration and the Planned Network Expansion) payable under the Delivery Contract, being Euro 59,438,541."

7. The definition of "Fee Letter" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

      "FEE LETTER" means any letter or letters dated on or about the date of this Agreement or such other date as set out therein between any of the Arrangers and the Borrower or any of the Agents and the Borrower setting out any of the fees referred to in Clause 12 (Fees) and the advisory agreement between the Borrower and the Off Shore Facility Agent dated 2 February 2001 as amended from time to time."

8. Sub-clause (a) of the definition of "Financial Indebtedness" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such sub-clause in its entirety and replacing it with the following definition:

      "(a)  moneys borrowed (other than Subordinated Loans);"

9. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Financial Indebtedness" and before the definition of "3GPP":

      "FIRST FACILITY AGREEMENT AMENDMENT AGREEMENT" means the first amendment agreement relating to the Facility Agreement between the Borrower and the Banks, dated 28 October 2002."

10. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "ITU" and before the definition of "Lead Arrangers":

      "LAC" has the meaning set out in Schedule 19 (Additional Coverage Requirements)."

11. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Licence" and before the definition of "LMA":

      "LICENCE PLEDGE AGREEMENT" means the licence pledge agreement dated 28 June 2002 between the Borrower and the Senior Creditors."

12. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Repeated Representations" and before the definition of "Rollover SIT Facility Loan":

      "2002 REVISED BUSINESS PLAN" means a revised version of the Initial Business Plan accommodating the changed technical, economic and tax assumptions, agreed between the Parties and referred to as the excel spreadsheet named "Vega Base Case 0826.xls."."

13. Sub-clause (d) of the definition of "Security Documents" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such sub-clause in its entirety and replacing it with the following definition:

      "(d) the Sponsors' Cash Collateral Account Pledge Agreement and the Sponsors' Cash Collateral Account #2 Pledge Agreement;"

14. Sub-clause (h) of the definition of "Security Documents" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such sub-clause in its entirety and replacing it with the following definition:

      "(h) the Asset and Licence Pledge and Lease Contracts Assignment Agreement and the Licence Pledge Agreement;"

15. Sub-clause (b) of the definition of "SMOM" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such sub-clause in its entirety and replacing it with the following definition:

      "(b) (if no SMOM Screen Rate is available for the Interest Period of that SIT Facility Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the On Shore Facility Agent at its request quoted by the SMOM Reference Banks to leading banks in the Slovenian Interbank Market, as of 11.00 a.m. (Ljubljana time) on the Quotation Day for the offering of deposits in SIT for a period comparable to the Interest Period of the relevant SIT Facility Loan."

16. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of "Sponsors' Cash Collateral Account" and before the definition of "Sponsors' Cash Collateral Account Pledge Agreement":

      "SPONSORS' CASH COLLATERAL ACCOUNT #2" has the meaning given to it in the Sponsors' and Shareholders' Undertaking and Completion Guarantee."

17. Clause 1.1 (Definitions) of the Original Facility Agreement is amended by including the following words after the definition of " Sponsors' Cash Collateral Account Pledge Agreement" and before the definition of "Sponsors Unsecured Loan Agreement":

      "SPONSORS' CASH COLLATERAL ACCOUNT #2 PLEDGE AGREEMENT" means the cash collateral account pledge agreement to be entered into between Western Wireless International Corporation and the Off Shore Security Agent acting on behalf of the Senior Creditors."

18. The definition of "Subordinated Loan" in Clause 1.1 (Definitions) of the Original Facility Agreement is amended by deleting such definition in its entirety and replacing it with the following definition:

      "SUBORDINATED LOAN" means a subordinated loan (other than a Sponsors Unsecured Loan) made to the Borrower in accordance with the Sponsors' and Shareholders' Undertaking and Completion Guarantee or amounts owing to the Sponsors that are to be treated as subordinated loans as expressly provided in this Agreement."

19. Clause 4.2.1(a)(v) (Further conditions precedent to all Utilisations) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(v) in respect of the SIT Facility, evidence that at least 50% of the Total ECA Facility Commitments and Total Commercial Facility Commitments have been utilised;"

20. Clause 5.1.1 (Delivery of Utilisation Request) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "5.1.1 The Borrower may utilise a Facility if the Off Shore Facility Agent with regard to any Utilisation of the Euro Facility and the On Shore Facility Agent with regard to a Utilisation of the SIT Facility receives a duly completed Utilisation Request (together with all related documentation):

            (a) with regard to a Utilisation of a Euro Facility Loan, no later than 11.00 a.m. (Dusseldorf time) five (5) Business Days (or in the case of the first Utilisation of the Facilities, three
                  (3) Business Days) prior to the proposed Utilisation Date;

            (b) with regard to a Utilisation of a SIT Facility Loan in an amount exceeding SIT 500,000,000, no later than 11:00 a.m. (Ljubljana time) five (5) Business Days (or in the case of the first Utilisation of the Facilities, three (3) Business Days) prior to the proposed Utilisation Date;

            (c) with regard to a Utilisation of a SIT Facility Loan in an amount of up to SIT 500,000,000, no later than 11:00 a.m. (Ljubljana time) two (2) Business Day prior to the proposed Utilisation Date; and

            (d) with regard to a SIT Facility Guarantee or LC, no later than 11:00 a.m. (Ljubljana time) five (5) Business Days (or in the case of the first Utilisation of the Facilities, three (3) Business Days) prior to the proposed Utilisation Date,

            PROVIDED THAT if the Borrower fails to issue a Utilisation Request in respect of a Rollover SIT Facility Loan such request shall, subject to compliance with Clause 4.2.2(a) (Further conditions precedent to all Utilisations) and any repayments necessary to comply with Clause 4.2.2(b) (Further conditions precedent to all Utilisations), be deemed to have been given by the Borrower to the On Shore Facility Agent."

21. Clause 5.2(a)(i)(1) (Completion of a Utilisation Request) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(1) in the case of a requested Loan in respect of ECA Facility Tranche 1, is in the form set out in Schedule 4B (Utilisation Request (Payments to Equipment

            Vendor)), duly completed and executed by the Equipment Vendor and is accompanied by the following documents that in the reasonable opinion of the Off Shore Facility Agent are in accordance with the "Uniform Rules for Collection, 1995 Revision, ICC Publication no. 522" (i) an original invoice to the Borrower from the Equipment Vendor; and (ii) in respect of a Utilisation Request completed with reference to Clause 1.10.2(b)(iii) (Invoices and Terms of Payment) of the Delivery Contract a copy of a certificate executed by the Borrower and referring to the final acceptance of the Initial Configuration;"

22. Clause 9.1(b) (Calculation of floating rate interest under the ECA Facility) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(b) a margin (the "ECA FACILITY APPLICABLE MARGIN") in an amount of, initially, 1.25% per annum and thereafter the rate per annum set out in the column headed "Margin (% p.a.)" opposite the relevant Population Coverage (set out in the same line in the column headed "Population Coverage") and subject to the achievement of the relevant financial performance tests (set out in the same line in the column headed "Financial Performance") in the table below, in each case as at the end of the most recently ended Quarter:

                 POPULATION COVERAGE   FINANCIAL PERFORMANCE                                MARGIN (% P.A.)
                 -------------------   ---------------------                                ---------------
                 75%                   EBITDA for the immediately preceding two (2)         1.10
                                       Quarters does not negatively deviate from
                                       the EBITDA in the 2002 Revised Business Plan.

                 80%                   EBITDA for the immediately preceding two (2)         1.00
                                       Quarters is positive.

                 84%                   Total Leverage Ratio greater than 6.00 but           0.90
                                       less than 11.00.

                 84%                   Total Leverage Ratio less than or equal to           0.80
                                       6.00 and greater than 5.00.

                 84%                   Total Leverage Ratio less than or equal to           0.70
                                       5.00 and greater than 4.00.

                 84%                   Total Leverage Ratio less than or equal to           0.60
                                       4.00 and greater than 3.00.

                 84%                   Total Leverage Ratio less than or equal to           0.50
                                       3.00 and greater than 2.00.

                 84%                   Total Leverage Ratio less than or equal to           0.40
                                       2.00.

            PROVIDED THAT:

            (i) any change to the ECA Facility Applicable Margin shall take place from the immediately following Euro Facility Interest Payment Date

                  (the "ECA FACILITY APPLICABLE MARGIN ADJUSTMENT DATE") (subject to Clause 9.1(b)(iii)) if:

                  (1) the Borrower has requested a reduction in the Applicable Margin in the Covenant Compliance Certificate at least 15 Business Days prior to such Euro Facility Interest Payment Date or the Off Shore Facility Agent has notified the Borrower, based on the information referred to in (2) below, that there will be an increase in the Applicable Margin in accordance with the above provisions of this paragraph (b);

                  (2) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information required to be provided by the Borrower pursuant to Clauses 21.1(a) and (c) (Financial statements and other information) and Clause
                        21.3 (Covenant Compliance Certificate);

                  (3) no Event of Default or Potential Event of Default is continuing; and

                  (4) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to Population Coverage (on receipt of confirmation of such Population Coverage from the Independent Technical Consultant) or such confirmation has not been received by the date upon which the Borrower would be entitled to a change in the ECA Facility Applicable Margin (had such confirmation been received);

            (ii) if the Off Shore Facility Agent has not received the information required to be provided by the Borrower pursuant to Clauses 21.1(a) and (c) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 1.25% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (b) and is in compliance with its obligations under Clause 21 (Reporting requirements);

            (iii) if after an ECA Facility Applicable Margin Adjustment Date the
                  Independent Technical Consultant is of the opinion that the above conditions relating to Population Coverage have not been satisfied but the ECA Facility Applicable Margin has been changed by the Off Shore Facility Agent the ECA Facility Applicable Margin shall be readjusted to the applicable level in accordance with the above provisions of this paragraph (b) for the entire Interest Period from such ECA Facility Applicable Margin Adjustment Date."

23. Clause 9.2(b) (Calculation of floating rate interest under the Commercial Facility) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(b) a margin (the "COMMERCIAL FACILITY APPLICABLE MARGIN") in an amount of, initially, 3.25% per annum and thereafter the rate per annum set out in the column headed "Margin (% p.a.)" opposite the relevant Population Coverage (set out in the same line in the column headed "Population Coverage") and subject to the achievement of the relevant financial performance tests (set out in the same line in the column headed "Financial Performance") in the table below, in each case as at the end of the most recently ended Quarter:

                 POPULATION COVERAGE   FINANCIAL PERFORMANCE                                    MARGIN (% P.A.)
                 -------------------   ---------------------                                    ---------------
                 75%                   EBITDA for the immediately preceding two (2)             2.50
                                       Quarters does not negatively deviate from
                                       the EBITDA in the 2002 Revised Business Plan.

                 80%                   EBITDA for the immediately preceding two (2)             2.25
                                       Quarters is positive.

                 84%                   Total Leverage Ratio greater than 6.00 but               2.25
                                       less than 11.00.

                 84%                   Total Leverage Ratio less than or equal to               2.00
                                       6.00 and greater than 5.00.

                 84%                   Total Leverage Ratio less than or equal to               1.50
                                       5.00 and greater than 4.00.

                 84%                   Total Leverage Ratio less than or equal to               1.25
                                       4.00 and greater than 3.00.

                 84%                   Total Leverage Ratio less than or equal to               1.00
                                       3.00 and greater than 2.00.

                 84%                   Total Leverage Ratio less than or equal to               0.75
                                       2.00.

            PROVIDED THAT:

            (i) any change to the Commercial Facility Applicable Margin shall take place from the immediately following Euro Facility Interest Payment Date (the "COMMERCIAL FACILITY APPLICABLE MARGIN ADJUSTMENT DATE") (subject to Clause 9.2(b)(iii)) if:

            (1) the Borrower has requested a reduction in the Applicable Margin in the Covenant Compliance Certificate at least 15 Business Days prior to such Euro Facility Interest Payment Date or the Off Shore Facility Agent has notified the Borrower, based on the information referred to in (2) below, that there will be an increase in the Applicable Margin in accordance with the above provisions of this paragraph (b);

            (2) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to financial performance of the Borrower on the basis of the most recent information required to be provided by the Borrower pursuant to Clauses 21.1(a) and
                  (c) (Financial statements and other information) and Clause
                  21.3 (Covenant Compliance Certificate);

            (3) no Event of Default or Potential Event of Default is continuing; and

            (4) the Off Shore Facility Agent has confirmed the satisfaction of the above conditions relating to Population Coverage (on receipt of confirmation of such Population Coverage from the Independent Technical Consultant) or such confirmation has not been received by the date upon which the Borrower would be entitled to a change in the Commercial Facility Applicable Margin (had such confirmation been received);

      (ii) if the Off Shore Facility Agent has not received the information required to be provided by the Borrower pursuant to Clauses 21.1(a) and (c) (Financial statements and other information) and Clause 21.3 (Covenant Compliance Certificate) in respect of the relevant period by its due date for delivery pursuant to this Agreement, the Applicable Margin will be 3.25% per annum from that date until such time as the Borrower satisfies the conditions set out in this paragraph (b) and is in compliance with its obligations under Clause 21 (Reporting requirements);

      (iii) if after a Commercial Facility Applicable Margin Adjustment Date the Independent Technical Consultant is of the opinion that the above conditions relating to Population Coverage have not been satisfied but the Commercial Facility Applicable Margin has been changed by the Off Shore Facility Agent, the Commercial Facility Applicable Margin shall be readjusted to the applicable level in accordance with the above provisions of this paragraph (b) for the entire Interest Period from such Commercial Facility Applicable Margin Adjustment Date."

24. Clause 12 (Fees) of the Original Facility Agreement is amended by including the following clause after clause 12.6 (Proceeds and Revenue Account #2) of the Original Facility Agreement:

      "12.7 OFF SHORE FACILITY AGENT FEE

            The Borrower shall pay to the Offshore Facility Agent for its services an annual fee as set out in a Fee Letter."

25. Clause 21 (Reporting Requirements) of the Original Facility Agreement is amended by including the following clause after Clause 21.6 (Business Plan Review) of the Original Facility Agreement:

      "21.7 BUILDING PERMIT REPORTS

      21.7.1 All outstanding building permits are obtained within a period of 9 Months commencing on the date of the Facility Agreement; and

      21.7.2 The Borrower shall provide to the Off Shore Facility Agent within 10 Business Days of the last day of each Month from the date of the First Facility Agreement Amendment Agreement until the date on which all building permits are obtained, a report indicating:

            (a) the number of sites for which building permits have been achieved;

            (b) the number of sites for which building permits remain outstanding; and

            (c) an explanation as to the status of applications for all outstanding permits including details of any problems encountered in relation to the obtaining of those permits and the steps taken by the Borrower to remedy such problems."

26. Clause 22.2 (Stage I covenants) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      **CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

27. Clause 22.3(c) (Interest Coverage Ratio) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      (B) **CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

28. Clause 22.3(d) (Debt Service Cover Ratio) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      (C) **CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**

29. Clause 22.3(e) (Population Coverage) of the Original Facility Agreement is deleted in its entirety.

30. Clause 22.4 (Confirmation by Independent Technical Consultant) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "22.4 CONFIRMATION BY INDEPENDENT TECHNICAL CONSULTANT
      The figures in Clauses 22.2(a) and (b) (Stage I covenants) shall be confirmed by the Independent Technical Consultant annually commencing on 31 December 2002 and ending on 31 December 2004. The accomplishment of the covenants set out in Clause 22.2(e)(i) and 22.2(e)(ii) (Stage I covenants) shall be confirmed by the Independent Technical Consultant within 15 Business Days after their respective due date."

31. Clause 23.3(c) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(c) any Proceeds and Revenues that constitute Contributed Capital or Sponsors Unsecured Loans or the proceeds of any Loans payable to the Borrower under the Euro Facility shall be paid into the Loan Proceeds Account and applied in accordance with Clause 23.8 (Loan Proceeds Account) PROVIDED THAT in respect of any amounts contributed as Contributed Capital to permit the Borrower to make contributions to the UMTS Subsidiary in accordance with Clause 24.33(b)(ii) (UMTS and other licenses), the Borrower may transfer, after compliance with the provisions of Clause 24.33(b)(iii) (UMTS and other licenses), such amounts to the UMTS Subsidiary; and"

32. Clause 23.3(d)(ii) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(ii) second, in or towards payment of all due and payable operating costs as shown in the 2002 Revised Business Plan (including amounts in respect of direct costs payable under the Management Agreement which are provided for in the Initial Business Plan but excluding any amounts payable under the Lucent Loan Agreement);"

33. Clause 23.3(d)(iii) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(iii) third, in or towards payment of all due and payable on-going capital costs in relation to the build-out of the Network as shown in the 2002 Revised Business Plan and necessary to perform its business but excluding any amounts payable under the Lucent Loan Agreement;"

34. Clause 23.3(d)(vii) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(vii) seventh, in or towards payment of capital costs in the amounts and at the times set out in the Business Plan (other than the Initial Business Plan and/or the 2002 Revised Business Plan) and subject to Clause 23.3(e)(ii) amounts in respect of any margin payable under the Management Agreement in an amount not exceeding (A) US Dollars 700,000 or its equivalent in the financial year ending 31 December 2002 and (B) in each financial year thereafter the lesser of (Y) 50% of any direct costs payable under the Management Agreement and (Z) US Dollars 700,000 or its equivalent;"

35. Clause 23.3(d)(x) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(x) tenth, in or towards any payment due and payable to the Shareholders (including any interest payable on any Subordinated Loans or other amounts payable under the Management Agreement that have not been paid pursuant to Clauses 0 or (vii) or any prepayment pursuant to the Sponsor Subordinated Loan Agreement #2) in an amount not to exceed 50% of the Excess Cash Flow."

36. Clause 23.3(e) (Application of money on the Proceeds and Revenue Accounts) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(e) The Borrower shall only be entitled to make the payments referred to in this Clause 23.3 out of the Proceeds and Revenue Accounts on the following basis:

            (i) subject to Clause 23.3(e)(ii), amounts payable pursuant to paragraphs (d)(i) to (vii) above inclusive shall be paid when due;

            (ii) in respect of the fees payable under the Management Agreement under Clause 23.3(d)(vii):

                  (1) from the date of the First Facility Agreement Amendment Agreement until 1 January 2005 such fees (the "SUBORDINATED MANAGEMENT FEES") may only be paid, subject to Clause 23.3(e)(iii), in accordance with paragraph (x) above and the obligations of the Borrower to pay the Subordinated Management Fees outstanding between the date of the First Facility Agreement Amendment Agreement and 1 January 2005 shall be converted into and treated as Subordinated Loans;

                  (2) after 1 January 2005 all such fees shall be paid in accordance with Clause 23.3(d)(vii);

            (iii) amounts payable pursuant to paragraph (d)(x) above shall only be paid on satisfaction of the conditions set out in paragraph
                  (f) below."

37. Clause 23.5.3 (Sale Proceeds Account) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "23.5.3 Any amounts standing to the credit of the Sale Proceeds Account that are not used in accordance with Clause 23.5.2 (Sale Proceeds Account) shall be applied in prepayment in accordance with Clause 14.5.1(a) (Mandatory prepayments)."

38. Clause 23.6.2(b) (Debt Service Account) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

            "(b) from the date falling six (6) Months prior to the first Repayment Date, one sixth of the Debt Service Payments (other than in respect of the SIT Facility and other than in respect of interest and amounts payable under the Hedging Agreements prior to their termination) due and payable on the next repayment date under the Euro Facility, the Sponsors Unsecured Loan Agreement and under the Lucent Loan Agreement; and"

39. Clause 23.6.2 (Debt Service Account) of the Original Facility Agreement is amended by including the following Clause 21.6.2(c) after Clause 21.6.2(b) (Debt Service Account) of the Original Facility Agreement:

            "(c) in respect of the Commitment Fees payable under Clause 12.1 (Commitment fees), one third of the amount due and payable on the next date for payment thereof."

40. Clause 24.37 (Licence Assignment Agreement) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "24.37 LICENCE PLEDGE AGREEMENT

      The Borrower will in accordance with instructions reasonably given by the Off Shore Facility Agent use reasonable efforts to seek the consent of the Government to the pledge of the rights of the Borrower under the Licence pursuant to the Licence Pledge Agreement."

41. Clause 24 (General Undertakings) of the Original Facility Agreement is amended by including the following Clause 24.39 after Clause 24.38 (Bills of Exchange and Security Deposits) of the Original Facility Agreement:

      (D) "24.39 ROAMING**CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT**


42. Clause 25.1.2 (Financial covenants and network milestones) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "25.1.2 FINANCIAL COVENANTS AND NETWORK MILESTONES

      (a) At any time any of the requirements of Clause 22 (Financial covenants and network milestones) is not satisfied.

      (b) No Event of Default under paragraph (a) above will occur if failure to satisfy such requirement, if capable of remedy, is remedied within 30 Business Days (or, if and to the extent that any greater grace period applies under clause 2.3

            (Failure of Milestone completion) of the Sponsors' and Shareholders' Undertaking and Completion Guarantee, within such grace period),

            PROVIDED THAT in the event that any of the requirements of Clause 22 (Financial covenants and network milestones) (other than Clauses 22.2(a) and (b)) is not satisfied, then within five (5) Business Days of delivery of the Covenant Compliance Certificate, the Shareholders may, in addition to the Sponsors' rights and obligations under the Sponsors' and Shareholders' Undertaking and Completion Guarantee, cure such failure to satisfy any such requirement by making Subordinated Loans and/or Equity Contributions to the Borrower which Subordinated Loans and/or Equity Contributions shall be treated as (i) having been contributed on the last day of the relevant Quarter and (ii) additional capital or revenues of the Borrower."

43. Clause 27.13(d) (Credit appraisal by the Banks) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(d) the adequacy, accuracy and/or completeness of the Initial Business Plan, the 2002 Revised Business Plan, the Information Memorandum, Legal Due Diligence Report and any other information provided by an Agent, any Finance Party or by any other person under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document."

44. Clause 27.13(d) (Credit appraisal by the Banks) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "7.   Set Off

      A Finance Party may set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may for the purpose of the set off convert either obligation at a market rate of exchange in its usual course of business or, in the case of a SIT Facility Bank, at the relevant exchange rate from the list of Nova Ljubljanska banka d.d., Ljubljana for the foreign exchange transactions with legal entities (Tecajna lista Nove Ljubljanske banka d.d., Ljubljana, za obracun deviznih prilivov in odlivov podjetij) or any other applicable document of Nova Ljubljanska banka d.d., Ljubljana with essentially similar substance."

45. Clause 2 (Utilisation of a Loan) of Schedule 4A (Utilisation Request (Borrower)) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "2.   Utilisation of a Loan

            We wish to borrow a Loan on the following terms:

        Proposed Utilisation Date:                    [-] (or, if that is not a Business Day, the next
                                                      Business Day)

        Facility to be utilised:                      [Commercial Facility]/ [SIT Facility]

        Currency of Loan:                             [Euro]/[SIT]

        Amount:                                       [-] or, if less, the Available Facility

        Interest Period:                              [-] (subject to Clause 10 of the Agreement)

        Account to which proceeds are payable:        Proceeds and Revenue Account [account number] [for
                                                      further transfer in respect of Euro Facility Loans
                                                      to the Loan Proceeds Account]"

46. Clause 4 of Schedule 4A (Utilisation Request (Borrower)) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "4. We confirm that the [proceeds of the Loan]/[guarantee]/[letter of credit] [are]/[is] to be used [in payment of capital expenditure as provided for in the [Business Plan]]/[in payment of operational expenditure as provided for in the [Business Plan]]/[towards repayment of amounts owing under the Existing WWIC Loan Agreement]/[other]."

47. Clause 6 of Schedule 4B (Utilisation Request (Payments to Equipment Vendor)) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "6. We attach a copy of a certificate executed by the Borrower and referring to the final acceptance of the delivered systems (from the Initial Configuration).***"

48. Schedule 9 (Security Documents - Conditions Precedent and Conditions Subsequent) of the Original Facility Agreement is amended by deleting such schedule in its entirety and replacing it with the following:

***   Only in respect of a Utilisation Request completed with reference to
      Section 1.10.2 (b) (iii) of the Delivery Contract.

                                   "SCHEDULE 9
       SECURITY DOCUMENTS - CONDITIONS PRECEDENT AND CONDITIONS SUBSEQUENT

                                     GENERAL

                                                      STEPS FOR PERFECTION

            CONDITION PRECEDENT TO DRAWDOWN                                              CONDITION SUBSEQUENT
            -------------------------------                                              --------------------
-     Translation of Facility Agreement into the
      Slovenian language

- Summary and Translation of Hedging Agreement into the Slovenian language

- Certified copies of the extract of commercial register for Borrower, Shareholders, Senior
      Creditors

-     Legal opinion of Selih that all security                          -     Once perfected an additional legal opinion of
      documents have been duly executed and are legal,                        Selih that the security documents create the
      valid and binding obligations                                           security which they purport to create

- Power of Attorney (for signing of all on shore securities agreements) of Senior Creditors authorising representative of the Off Shore
      Facility Agent to sign all on shore security documents plus complete all formalities necessary for the perfection of the pledge where applicable

-     Only for the Asset and Licence Pledge and Lease
      Contracts Assignment Agreement, Trade Mark Pledge
      Agreement and Share Pledge Agreement: Power of
      Attorney in the English language signed by each Senior Creditor, with a notarial confirmation of the authorisation of the person who signs on behalf of each Senior Creditor to sign on behalf of the particular Senior Creditor
      (Vertretungsbestatigung) and confirmation of its signature (Unterschriftenbeglaubigung) and apostilled, authorising Nina Selih/Rudi Selih to enter into notarial deeds in relation to all relevant security documents

- Such other requirements as may be reasonably required to complete, register and perfect the Security Documents

                               ON SHORE DOCUMENTS


    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
ASSET AND LICENCE    Pledged               -    Execution of Asset Pledge,
PLEDGE AND LEASE     Equipment                  Licence Transfer, Licence
CONTRACTS                                       Pledge and Lease Contracts
ASSIGNMENT                                      Assignment Agreement
AGREEMENT

                                           -    Execution of notarial deed in
                                                respect of Pledged Equipment

                                           -    Provide Schedule 1, 2 & 3 to        -    Competent court officer must
                                                the Asset and Licence Pledge             take record of the pledged
                                                and Lease Contracts                      assets, make lists of pledged
                                                Assignment Agreement -                   assets per site and mark the
                                                provide missing addresses of             pledged assets by putting
                                                sites and relevant court                 stickers on them (Court officer
                                                districts, as well as modify             when visiting sites to be
                                                designation (description) of             accompanied by WWI technical
                                                certain items (confirmed by              staff) Borrower shall have
                                                Sami Ali and N. Selih)                   achieved 50% after 6 months
                                                                                         following the date of signing
                                                                                         of the Facility Agreement

                                                                                    -    Within 9 months of signing of
                                                                                         the Facility Agreement, On
                                                                                         Shore Security Agent to check
                                                                                         conformity of Schedule 1 with
                                                                                         the lists issued by the court;
                                                                                         Nina Selih to give notice of
                                                                                         receipt of the list
                                           -    Application by Selih for
                                                registration of the Asset
                                                Pledge in respect of the
                                                Pledged Equipment with the
                                                competent court (depending on
                                                where each asset is located)

                                           -    Pay notary fees and
                                                application fees for
                                                registration, Nina Selih to
                                                advise Steven Fast of bank
                                                account for fee to be paid
                                                into, Steven Fast to provide
                                                proof of payment (e.g. bank
                                                statement

                                           -    Copies of the building
                                                permits for sites on which
                                                Pledged Equipment is situated

                     Pledged                                                        -    1 month after first drawdown,
                     Equipment II                                                        under the Commercial Facility,
                     and                                                                 confirm to On Shore Security
                     Substitution                                                        Agent that title in respect of
                     Equipment                                                           Pledged Equipment II has passed

                                                                                    -    During the first 9 Months after
                                                                                         the date of signing of the
                                                                                         Facility Agreement provide to
                                                                                         the On Shore Security Agent 10
                                                                                         Business days after the end of
                                                                                         each Month a list with those of
                                                                                         the 41 sites for which a
                                                                                         building permit has been issued.

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
                                                                                    -    Within 10 months after the date
                                                                                         of signing of the Facility
                                                                                         Agreement execution of notarial
                                                                                         deed in respect of Pledged
                                                                                         Equipment II and any
                                                                                         Substitution Equipment, if
                                                                                         applicable

                                                                                    -    Within 10 months after the
                                                                                         signing of the Facility
                                                                                         Agreement filing of application
                                                                                         of Pledged Equipment II and any
                                                                                         Substitution Equipment, if
                                                                                         applicable

                                                                                    -    Pay notary fees and application
                                                                                         fees for registration, Nina
                                                                                         Selih to advise Steven Fast of
                                                                                         bank account for fee to be paid
                                                                                         into, Steven Fast to provide
                                                                                         proof of payment (e.g. bank
                                                                                         statement)

                                                                                    -    Within 14 months of signing of
                                                                                         Facility Agreement, competent
                                                                                         court officer must take record
                                                                                         of the Pledged Equipment II,
                                                                                         make a list of pledged assets
                                                                                         per site and mark the pledged
                                                                                         assets by putting stickers on
                                                                                         them

                                                                                    -    Within 14 months of signing of
                                                                                         the Facility Agreement, On
                                                                                         Shore Security Agent to check
                                                                                         conformity of Schedule 2 with
                                                                                         the lists issued by the court;
                                                                                         Nina Selih to give notice of
                                                                                         receipt of the list

                     Licence               -    Copy of concession                  -    Within 5 business days of issue
                                                                                         of licence, inform On
                                                                                         Shore and Off Shore
                                                                                         Security Agent and send
                                                                                         copy

                                           -    Copy of application / bid           -    Within 2 month after issue of
                                                                                         licence enter into the
                                                                                         contractual pledge (as
                                                                                         attached as a Schedule to
                                                                                         Asset Pledge)

                                           -    Certificate that as of the          -    Borrower to sign Power of
                                                date of signing of the                   Attorney as set out in
                                                Facility Agreement no                    Schedule 10 (once licence
                                                change/amendment of/to the               granted)
                                                Concession Agreement has
                                                been made

                     Leases                -    Evidence of filing of the           -    Borrower to provide originals
                                                applications for the                     of consent letter from
                                                registration of the 40 lease             Landlords I, II and
                                                site agreements (except for              Substitution Landlords
                                                the 13 leases entered with               confirming the consent to the
                                                Elektro Slovenia and its                 conditional assignment within
                                                affiliates and RTV and its               9 Months from the date of
                                                affiliates) with the                     signing of the Facility
                                                competent courts in                      Agreement:
                                                accordance with
                                                Clauses 11.4(f) and 12.4(b)
                                                of the Asset and Licence
                                                Pledge and Lease Contracts
                                                Assignment; Agreement

                                           -    Copies of Leases I and II and
                                                Substitution Lease (as
                                                applicable)

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
                                                                                    -    File for registration of
                                                                                         Substitution Leases
                                                                                         (applicable only in case
                                                                                         of substitution pledge)
                                                                                         and, where applicable,
                                                                                         provide the consent of the
                                                                                         relevant Substitution
                                                                                         Landlords to the
                                                                                         Substitution Assignment
                                                                                         within 10 Months from the
                                                                                         date of signing of the
                                                                                         Facility Agreement

                                                                                    -    Inform the On Shore Security
                                                                                         Agent immediately of
                                                                                         rejection of filed
                                                                                         applications for
                                                                                         registration of the
                                                                                         relevant leases in respect
                                                                                         of the 40 site leases
                                                                                         (except for the 13 site
                                                                                         leases entered with
                                                                                         Elektro Slovenia and its
                                                                                         affiliates and RTV and its
                                                                                         affiliates) (eg where
                                                                                         building permit missing)
                                                                                         after becoming aware of
                                                                                         such rejection and of
                                                                                         refilling of the
                                                                                         application

                                                                                    -    Within 20 Months from the date
                                                                                         of signing of the Facility
                                                                                         Agreement, register the
                                                                                         relevant leases in respect
                                                                                         of the 40 site leases
                                                                                         (with the exception of the
                                                                                         13 site leases entered
                                                                                         with Elektro Slovenia and
                                                                                         its affiliates and RTV and
                                                                                         its affiliates) with the
                                                                                         Land Registers

BORROWER'S SHARE     Shares                -    Execution of agreement              -    Within 2 Months from the date
PLEDGE AGREEMENT                                                                         of the signing of the
                                                                                         Facility Agreement to
                                                                                         register the share pledge
                                                                                         with the Register of
                                                                                         Commercial Companies
                                                                                         (there must be an
                                                                                         obligation for the
                                                                                         Borrower in the Facility
                                                                                         Agreement to provide
                                                                                         evidence for such
                                                                                         registration)

                                           -    Execution of notarial deed in       -    Provide evidence of
                                                respect of pledged equipment             registration within 9
                                                                                         Months from the date of
                                                                                         signing of the Facility
                                                                                         Agreement
                                           -    Submission to the competent
                                                court in Ljubljana of the
                                                application for the
                                                registration of the share
                                                pledge with the Register of
                                                Commercial Companies

                                           -    Pay notary fees and
                                                application fees for
                                                registration of the pledge,
                                                Nina Selih to advise Steven
                                                Fast of bank account for fee
                                                to be paid into, Steven Fast
                                                to provide proof of payment
                                                (e.g. bank statement) and the
                                                escrow agreement relating to
                                                the holding of such envelope

TRADEMARK PLEDGE     Trademarks            -    Execution of agreement              -    Within 9 months from signing of
AGREEMENT                                                                                the Facility Agreement
                                                                                         provide evidence of
                                                                                         registration of the TM
                                                                                         Pledge by the Patent Office

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
                                           -    Withdraw 2 outstanding
                                                applications for registration
                                                of the trademarks "EHO" and
                                                "VIVA" and provide to the On
                                                Shore Security Agent evidence
                                                of such withdrawal at the
                                                latest 10 Business Days
                                                before it makes the first
                                                Utilisation Request under the
                                                Facility Agreement

                                           -    Borrower's consent to
                                                registration of the pledge
                                                (Schedule 5)

                                           -    Submission to the Patent
                                                Office of application to
                                                register the TM Pledge

                                           -    Pay notary fees and
                                                application fees for
                                                registration, Nina Selih to
                                                advise Steven Fast of bank
                                                account for fee to be paid
                                                into, Steven Fast to provide
                                                proof of payment (e.g. bank
                                                statement)

SOFTWARE LICENSE     Oracle Software       -    Execution of agreement
ASSIGNMENT           License
AGREEMENT            Agreement

                                           -    Schedule 2 - Copy of Deed of
                                                Consent and Waiver

                                           -    Schedule 1 (Oracle License
                                                Agreement)

ASSIGNMENT OF        Receivables           -    Signing of agreement
RECEIVABLES AS
SECURITY AND
ASSIGNMENT OF
INSURANCE POLICIES
AGREEMENT

                                           -    Borrower to provide Schedule
                                                1 complete information

                                           -    Sealed Envelope (containing
                                                details of all subscribers
                                                (natural persons) must be
                                                submitted to the notary,
                                                identified in the Assignment
                                                of Receivables as Security
                                                and Assignment of Insurance
                                                Policies Agreement

                     Insurance             -    Copies of the insurance
                                                policies as required under
                                                the Facility Agreement

                                           -    Original vinculation
                                                certificates

                                           -    Borrower to provide Schedule
                                                2 (list of insurances,
                                                amounts, claims)

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
CLAIMS ASSIGNMENT    Claims                -    Signing of agreement
AND BILLS OF
EXCHANGE AGREEMENT
                                           -    Notarised copies of account
                                                agreements (NLB + Hypo
                                                Alpe-Adria Bank) must be
                                                submitted to the Off Shore
                                                Facility Agent

                                           -    Acknowledgement by NLB and
                                                Hypo Alpe-Adria Bank

                                           -    Schedule 1 (account details)

                     Bills of              -    Provide set of 10 bills of
                     Exchange                   exchange duly signed and
                                                filled in only with the date
                                                of issuance (Schedule 5)

                                           -    Confirmation by holders of
                                                bills of exchange that they
                                                will inform NLB at the latest
                                                5 Business Days before
                                                presenting any bills of
                                                exchange to NLB

                          OFF SHORE SECURITY DOCUMENTS

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
INTERCREDITOR                              -    Execution of the agreement
AGREEMENT

DELIVERY CONTRACT                          -    Execution of the agreement
CLAIMS AND
ASSIGNMENT                                 -    Execution and provision of
AGREEMENT                                       the Security Interest
                                                Provision Permission Agreement

SECURITY                                   -    Execution of the agreement
ASSIGNMENT OF                                   (in the form of a deed) and
RIGHTS UNDER A                                  evidence thereof
SUPPLY AND LICENSE
AGREEMENT                                  -    Execution of the Deed of
                                                Consent and Waiver and
                                                evidence thereof

                                           -    Give notice of assignment to
                                                Protek Flagship (UK) Ltd

SPONSOR CASH         Cash Collateral       -    Execution of the pledge
COLLATERAL ACCOUNT   Account                    agreement
PLEDGE AGREEMENT
                                           -    Acknowledgement by the
                                                Account Bank (IKB
                                                International S.A.)

                                           -    Required cash collateral to
                                                be paid into the account

DEBT SERVICE         Debt Service          -    Execution of the pledge             -    5 business days after first
RESERVE ACCOUNT      Reserve Account            agreement                                utilisation to be funded with
PLEDGE AGREEMENT                                                                         the DSRA-Required Balance
                                           -    Acknowledgement by the
                                                Account Bank (IKB
                                                International S.A.)

PLEDGE AGREEMENT     Shares                -    Execution of the pledge
(NY)                                            agreement;

                                           -    Delivery of all original
                                                certificated shares to the
                                                Secured Party;

                                           -    Delivery of a stock power
                                                endorsed in blank to the
                                                Secured Party; and

                                           -    The filing of a UCC-1
                                                Financing Statement

       SUBSTITUTION CONDITIONS SUBSEQUENT FOR ON SHORE SECURITY DOCUMENTS

In case under Slovenian law moveable assets may validly be pledged by registering the respective assets with an official register the following conditions subsequent shall, at the request of the Off Shore Security Agent, replace the conditions subsequent for the secured Assets "Pledged Equipment II and Substitution Equipment" under the Asset and Licence Pledge and Lease Contracts Assignment Agreement set out above in the table "On Shore Security Documents" in the column "Conditions Subsequent" and for such purpose the Borrower shall enter into all necessary documentation to give effect hereto.

    DOCUMENT        SECURED ASSETS                                    STEPS FOR PERFECTION
    --------        --------------         ---------------------------------------------------------------------------------
                                           CONDITION PRECEDENT TO DRAWDOWN                   CONDITION SUBSEQUENT
                                           -------------------------------          ----------------------------------------
ASSET AND         Pledged Equipment                                                 -    1 month after first drawdown,
LICENCE PLEDGE    II and                                                                 under the Commercial Facility,
AND LEASE         Substitution                                                           confirm to On Shore Security
CONTRACTS         Equipment                                                              Agent that title in respect of
ASSIGNMENT                                                                               Pledged Equipment II has passed
AGREEMENT

                                                                                    -    During the first 9 Months after
                                                                                         the date of signing of the
                                                                                         Facility Agreement provide to
                                                                                         the On Shore Security Agent 10
                                                                                         Business days after the end of
                                                                                         each Month a list with those of
                                                                                         the 41 sites for which a
                                                                                         building permit has been issued.

                                                                                    -    Within 10 months after the date
                                                                                         of signing of the Facility
                                                                                         Agreement execution of notarial
                                                                                         deed in respect of Pledged
                                                                                         Equipment II and any
                                                                                         Substitution Equipment, if
                                                                                         applicable

                                                                                    -    Within 7 months after
                                                                                         establishment of the Slovenian
                                                                                         Official Register of the
                                                                                         Pledged Moveables and Pledges
                                                                                         (Uradni Registar Zarubljenih
                                                                                         Premicnin in Zastavnih Pravic)
                                                                                         filing of application for
                                                                                         registration of Pledged
                                                                                         Equipment II and any
                                                                                         Substitution Equipment, if
                                                                                         applicable and provision of
                                                                                         evidence of such filing to Nina
                                                                                         Selih

                                                                                    -    Pay notary fees, Nina Selih to
                                                                                         advise Steven Fast of bank
                                                                                         account for fee to be paid
                                                                                         into, Steven Fast to provide
                                                                                         proof of payment (e.g. bank
                                                                                         statement)
"

49. Clauses 4 to 6 of Schedule 10 (Form of Transfer Certificates) of the Original Facility Agreement are amended by deleting such clauses in its entirety and replacing it with the following:

      "4. This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

      5. The Existing Bank hereby transfers in favour of the New Bank [all] [%] of its interest in the amount of Euro [-] in the following Security Documents:

            [NOTE: INSERT DESCRIPTION OF ALL RELEVANT SECURITY DOCUMENTS]

      6. Save for the provisions of paragraph 5 above (which shall be governed by and construed in accordance with Slovenian law), this Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with German law."

50. Schedule 11 (Security Documents - Conditions Precedent and Conditions Subsequent) of the Original Facility Agreement is amended by deleting such schedule in its entirety and replacing it with the following:

                                  "SCHEDULE 11
                                    INSURANCE

      The Borrower shall comply with the insurance policies in force at the date of this Agreement and shall enter into, perform and execute the requirements of an insurance schedule to be agreed between the Borrower and the Off Shore Facility Agent (each acting in good faith) by 30 November 2002, such schedule shall replace this Schedule 11."

51. Clause 2 of the letter of Schedule 12 (Confirmation from the Equipment Vendor) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "2. We hereby confirm that the Delivery Contract was concluded on [-] and amended on [-] and has come into force on [-] and is still in full force and effect, that all permissions necessary have been granted and that we have received a down payment in relation to 15 % of the Estimated Contract Value in an amount of Euro 9,138,427 which is evidenced by the enclosed bank receipts."

52. Clause 2.(f) of the letter of Schedule 14 (Covenant Compliance Certificate) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(f) EBITDA was [-] and the variance from the 2002 Revised Business Plan of [-] was [-];"

53. Clause 2.(2) of the letter of Schedule 15 (Project Status and Progress Report) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(2) a detailed and full description of the status of the installation of the Network in comparison to the most recent Business Plan (including information in respect of the two LACs in Ljubljana and one LAC in Maribor that are required by Clause 22.2(e) (Stage I covenants) to become Closed LACs and information on the road coverage of the highways as more particularly described in Schedule 19 of the Agreement) and the status of all national roaming agreements;"

54. Clause 2.(10) of the letter of Schedule 15 (Project Status and Progress Report) of the Original Facility Agreement is amended by deleting such clause in its entirety and replacing it with the following:

      "(10) an update of the sales and marketing strategy report comprised in the 2002 Revised Business Plan and covering subscriber acquisition cost, marketing cost and handset and other subsidies; and"

55.   The Original Facility Agreement is amended by including the following
      Schedule 19 (Additional Coverage Requirement) including attachments and annex thereto after Schedule 18 (Initial Report of the Independent Technical Consultant) of the Original Facility Agreement:

                                  " SCHEDULE 19
                        ADDITIONAL COVERAGE REQUIREMENTS

1.    DEFINITIONS

      "LAC" means a Location Area Code which is a fixed length code identifying a location area within Mobitel's(6) network, the geographical areas of each LAC within Slovenia are shown in Annex 1 (LAC codes in Slovenia )(7).

      "CONTIGUOUS ROAD COVERAGE" means coverage of the Slovenian roads (marked red in the map attached as Annex 2 (Slovenian roads coverage)), to the extent of at least 90% of the total length of such marked roads with the Borrower's own Network, unless otherwise indicated measured at a receive signal level of -100 dBm or better, excluding any coverage derived from roaming agreements.

(6) Reference is made to the National Roaming Agreement, dated 9th November 2001, between the Borrower and Mobitel Telekomunikacijske storitve d.d..

(7) Annex 2 shall indicate the most up to date Mobitel coverage maps showing each LAC and corresponding code.

      "CLOSED LAC" means:

      (a) the coverage with the Borrower's own Network corresponding to the predicted coverage maps as shown in Annex 3 (LACs in Ljubljana) and 4 (LAC in Maribor), such prediction based on the base stations being "on air" as defined in Annex 5 (Base stations being "on air"); and

      (b) forbidding any of the Borrower's Subscribers from performing location updates on or handovers to any cells of BTS within the geographical areas of Mobitel's network corresponding to LAC codes 11, 14, 28 and 39 as shown in Annex 1 (LAC codes in Slovenia ).

2.    LAC

      The Borrower shall ensure, by the dates set out in the Agreement, that the three LACs in Ljubljana and one LAC in Maribor, as indicated in Annex 3 (LACs in Ljubljana) and 4 (LAC in Maribor) respectively have become Closed LACs and shall provide evidence of the same to the satisfaction of the Independent Technical Consultant by the times provided for in the Agreement (together with such other information as the Off Shore Facility Agent and the Independent Technical Consultant may reasonably require).

3.    CONTIGUOUS ROAD COVERAGE

      The Borrower shall provide to the Off Shore Facility Agent, at the times set forth in the Agreement, evidence of Contiguous Road Coverage in form and substance satisfactory to the Independent Technical Consultant. The Borrower shall perform drive tests using such tools as described in
      Schedule 17 (Population Coverage Verification) of the Facility Agreement to demonstrate that there is Contiguous Road Coverage (for the avoidance of doubt, measurements shall be valid only when the terminal is in dedicated mode).

                                     ANNEX 1
                          MAP OF LAC CODES IN SLOVENIA

                                     ANNEX 2
                        MAP OF SLOVENIAN ROADS COVERAGE

                                     ANNEX 3
                            MAP OF LACS IN LJUBLJANA

                                     ANNEX 4
                             MAP OF LAC IN MARIBOR

                                     ANNEX 5
                      MAP OF BASE STATIONS BEING "ON AIR"

                 SIGNATURE PAGE OF THE FIRST AMENDMENT AGREEMENT
                       RELATING TO THE FACILITY AGREEMENT

THE BORROWER
WESTERN WIRELESS INTERNATIONAL D.O.O.


By:               JULIEN COUSTAURY
                  Name: Julien Coustaury
                  Title: Director

Address:          Brnciceva ulica 49, 1231 Ljubljana, Slovenia
Telephone:        +386 1 5801 200
Fax:              +386 1 5801 109
Attention of:     Steven Fast

LEAD ARRANGER, OFF SHORE SECURITY AGENT, OFF SHORE FACILITY AGENT AND ORIGINAL EURO FACILITY BANK
IKB DEUTSCHE INDUSTRIEBANK AG


By:               JAN-HENRIK RUFER                 MANFRED ZIWEY
                  ----------------                 -------------
                  Name: Jan-Henrik Rufer           Name:  Manfred Ziwey
                  Title: Assistant Director        Title: Director

Address:          Wilhelm-Botzkes-Stra(beta)e 1, 40474 Dusseldorf, Germany
Telephone:        +49 211 8221 4887 or +49 211 8221 4730
Fax:              +49 211 8221 2887 or +49 211 8221 2730
Attention of:     Martina Messing or Andreas Nestel

LEAD ARRANGER AND ORIGINAL EURO FACILITY BANK
KREDITANSTALT FUR WIEDERAUFBAU


By:               MR. KASSEL                       MRS. SIMON
                  ----------                       ----------
                  Name: Mr. Kassel                 Name: Mrs. Simon
                  Title: First Vice President      Title: Senior Project Manager

Address:          Palmengartenstra(beta)e 5-9, 60325 Frankfurt am Main, Germany
Telephone:        +49 69 7431 3927
Fax:              +49 69 7431 2258
Attention of:     Reiner Prove

          SIGNATURE PAGE OF THE FIRST AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

SENIOR CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
RAIFFEISENLANDESBANK OBEROSTERREICH REG.GEN.M.B.H.


By:               DR. HELMUT SCHUTZENEDER          DR. LAMBERT HOFBAUER
                  -----------------------          --------------------
                  Name: Dr. Helmut Schutzeneder    Name: Dr. Lambert Hofbauer
                  Title: Member of the Board       Title: Authorised Signatory

Address:          Raiffeisenplatz 1, 4021 Linz, Austria
Telephone:        +43 732 6596 3170
Fax:              +43 732 6596 3131
Attention of:     Dr. Lambert Hofbauer

SENIOR CO-ARRANGER, ON SHORE SECURITY AGENT, ON SHORE FACILITY AGENT AND ORIGINAL SIT FACILITY BANK
NOVA LJUBLJANSKA BANKA D.D., LJUBLJANA


By:               TOMAZ JEZERC                     JOZE GASPER FILIPIC
                  ---------------                  -----------------------
                  Name: Tomaz Jezerc               Name: Joze Gasper Filipic
                  Title: General Manager           Title: Executive Director

Address:          Smartinska 130, SI - 1520 Ljubljana, Slovenia
Telephone:        +386 1 520 7273
Fax:              +386 1 425 60 02
Attention of:     Ms. Jasna Istenic or Mr. Bostjan Kovac

CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE


By:               GERHARD DITTMER                    HARALD PERSSON
                  ---------------                    --------------
                  Name: Gerhard Dittmer              Name: Harald Persson
                  Title: Assistant Vice President    Title: Vice President

Address:          Martensdamm 6, 24103 Kiel, Germany
Telephone:        +431 900 1572
Fax:              +431 900 2744
Attention of:     Klaus-Volker Lenk

SIGNATURE PAGE OF THE FIRST AMENDMENT AGREEMENT RELATING TO
THE FACILITY AGREEMENT

CO-ARRANGER AND ORIGINAL EURO FACILITY BANK
HYPO ALPE-ADRIA-BANK AG


By:               WALTER BLEYER                      ORTRUN SUPPANZ
                  -------------                      --------------
                  Name: Walter Bleyer                Name: Ortrun Suppanz
                  Title: Senior Vice President       Title: Senior Lending
                                                            Officer

Address:          Stock im Eisen-Platz 3, 1010 Wien, Austria
Telephone:        +43 1 512 8266
Fax:              +43 1 512 8266 6990
Attention of:     International Finance

ORIGINAL SIT FACILITY BANK
HYPO ALPE-ADRIA-BANK D.D.


By:               HARALD BRUNNER                     URBAN GOLOB
                  --------------                     -----------
                  Name: Harald Brunner               Name: Urban Golob
                  Title: Member of the Board         Title: Prokurist,
                                                            Corporate, Head of
                                                            Division

Address:          Trg Osvobodilne fronte 12
                  PO Box 1601, SI - 1001 Ljubljana, Slovenia
Telephone:        +386 1 300 4400
Fax:              +386 1 300 4401
Attention of:     Mr. Harald Brunner

          SIGNATURE PAGE OF THE FIRST AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

ACKNOWLEDGEMENT

By signing hereunder, each Sponsor and Shareholder acknowledges and consents to the terms and conditions of this Agreement and of the amendments made to the Original Facility Agreement.

Each Sponsor and Shareholder confirms that it is not aware of any circumstances which would prejudice the entry into, performance, validity and enforceability of this Agreement by any party hereto or of any transaction contemplated herein. Each Sponsor and Shareholder represents that no obligation of any Sponsor or Shareholder to any Senior Creditor under any Finance Document, in particular the Sponsor's and Shareholders' Undertaking and Completion Guarantee, is adversely affected by this Agreement, any amendment to the Original Facility Agreement or any transaction contemplated herein.

THE SPONSORS

WESTERN WIRELESS INTERNATIONAL CORPORATION


By:               SCOTT ALDERMAN
                  Name:  Scott Alderman
                  Title: Vice President

Address:          3650 131st Avenue, S.E., Suite 400, Bellevue,
                  Washington 98006, USA
Telephone:        +1 425 586 8161
Fax:              +1 425 586 8777
Attention of:     Scott Alderman

WESTERN WIRELESS INTERNATIONAL SLOVENIA CORPORATION


By:               SCOTT ALDERMAN
                  Name:  Scott Alderman
                  Title: Vice President

Address:          3650 131st Avenue, S.E., Suite 400, Bellevue,
                  Washington 98006, USA
Telephone:        +1 425 586 8161
Fax:              +1 425 586 8777
Attention of:     Scott Alderman

          SIGNATURE PAGE OF THE FIRST AMENDMENT AGREEMENT RELATING TO
                             THE FACILITY AGREEMENT

WESTERN WIRELESS INTERNATIONAL SLOVENIA II CORPORATION


By:               SCOTT ALDERMAN
                  Name:  Scott Alderman
                  Title: Vice President

Address:          3650 131st Avenue, S.E., Suite 400, Bellevue,
                  Washington 98006, USA
Telephone:        +1 425 586 8161
Fax:              +1 425 586 8777
Attention of:     Scott Alderman